UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

September 28, 2005 (September 19, 2005)

CHESAPEAKE ENERGY CORPORATION

(Exact name of Registrant as specified in its Charter)

Oklahoma	1-13726	73-1395733
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6100 North Western Avenue, Oklahoma City, Oklahoma	73118
(Address of principal executive offices)	(Zip Code)

(405) 848-8000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[_]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

Effective September 19, 2005, Chesapeake Energy Corporation (“the Company”) entered into an unsolicited transaction with a holder of the Company’s 4.125% Cumulative Convertible Preferred Stock, par value $0.01 per share, to issue 376,436 shares of the Company’s Common Stock, par value $0.01 per share, in exchange for 6,000 shares of the Company’s 4.125% preferred stock, representing 3.62% or $6.0 million of the aggregate outstanding liquidation value of the Company’s 4.125% preferred stock. The transaction closed on September 22, 2005 and the 6,000 shares of preferred stock were retired upon receipt. The issuance of the shares of common stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act.

Effective September 19, 2005, the Company entered into an unsolicited transaction with a holder of the Company’s 4.125% Cumulative Convertible Preferred Stock, par value $0.01 per share, to issue 125,504 shares of the Company’s Common Stock, par value $0.01 per share, in exchange for 2,000 shares of the Company’s 4.125% preferred stock, representing 1.25% or $2.0 million of the aggregate outstanding liquidation value of the Company’s 4.125% preferred stock. The transaction closed on September 22, 2005 and the 2,000 shares of preferred stock were retired upon receipt. The issuance of the shares of common stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act.

Effective September 19, 2005, the Company entered into an unsolicited transaction with a holder of the Company’s 5.0% Cumulative Convertible Preferred Stock (Series 2003), par value $0.01 per share, to issue 622,963 shares of the Company’s Common Stock, par value $0.01 per share, in exchange for 100,000 shares of the Company’s 5.0% (2003) preferred stock, representing 6.30% or $10 million of the aggregate outstanding liquidation value of the Company’s 5% (2003) preferred stock. The transaction closed on September 22, 2005 and the 100,000 shares of preferred stock were retired upon receipt. The issuance of the shares of common stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act.

Effective September 20, 2005, the Company entered into an unsolicited transaction with a holder of the Company’s 4.125% Cumulative Convertible Preferred Stock, par value $0.01 per share, to issue 1,214,600 shares of the Company’s Common Stock, par value $0.01 per share, in exchange for 19,325 shares of the Company’s 4.125% preferred stock, representing 12.24% or $19.3 million of the aggregate outstanding liquidation value of the Company’s 4.125% preferred stock. The transaction closed on September 27, 2005 and the 19,325 shares of preferred stock were retired upon receipt. The issuance of the shares of common stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act.

Effective September 27, 2005, the Company entered into an unsolicited transaction with a holder of the Company’s 5.0% Cumulative Convertible Preferred Stock (Series 2003), par value $0.01 per share, to issue 1,218,734 shares of the Company’s Common Stock, par value $0.01 per share, in exchange for 195,734 shares of the Company’s 5.0% (2003) preferred stock, representing 13.15% or $19.6 million of the aggregate outstanding liquidation value of the Company’s 5% (2003) preferred stock. The transaction closed on September 28, 2005 and the 195,734 shares of preferred stock were retired upon receipt. The issuance of the shares of common stock in this transaction was exempt from registration under the Securities Act of 1933 pursuant to Rule 3(a)(9) under the Securities Act.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHESAPEAKE ENERGY CORPORATION
By:	/s/ AUBREY K. MCCLENDON
Aubrey K. McClendon Chairman of the Board and Chief Executive Officer

Date:	September 28, 2005

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